UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 10, 2007
Spatializer Audio Laboratories, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26460 (Commission File Number)	95-4484725 (IRS Employer Identification No.)
2060 East Avenida de Los Arboles, #D190, Thousand Oaks, California 91362
(Address of principal corporate offices)                     (Zip Code)
Registrant’s telephone number, including area code: (408) 453-4180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 2.02. Results of Operations and Financial Condition.
     On August 10, 2007, Spatializer Audio Laboratories, Inc. (the “Registrant”) issued a press release announcing its preliminary financial results for the fiscal quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1.
     The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report, including the exhibit hereto, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.
     On April 25, 2007, the Registrant entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) with Jay A. Gottlieb, Greggory A. Schneider and Helaine Kaplan (collectively, the “Investors”), pursuant to which the Registrant sold and the Investors collectively purchased 16,236,615 shares of common stock of the Registrant for an aggregate purchase price of $422,152.15. Of the total shares sold to the Investors, Mr. Gottlieb purchased 8,739,115 shares of the Registrant’s common stock for an aggregate purchase price of $227,217.15. Pursuant to the Stock Purchase Agreement, the Registrant agreed, after the sale of substantially all of its assets to DTS, Inc. and its subsidiary (the “Asset Sale”), to take such corporate actions as may be reasonably required to appoint Jay A. Gottlieb or other designee of the Investors to the Board of Directors. The Asset Sale was consummated on July 2, 2007. On August 13, 2007, the Board of Directors appointed Jay A. Gottlieb as a director of the Registrant.
     There are no family relationships between Mr. Gottlieb and any director or executive officer of the Registrant or any of its subsidiaries. Other than as stated herein, Mr. Gottlieb nor any member of his immediate family has engaged in any transactions with the Registrant of the sort described under Item 404(a) of Regulation S-K.
     Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     99.1 Press release of Spatializer Audio Laboratories, Inc. dated August 10, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spatializer Audio Laboratories, Inc.

Date: August 13, 2007	By:	/s/ Henry R. Mandell
Henry R. Mandell
Chairman of the Board and Secretary

EXHIBIT LIST
99.1 Press release dated August 10, 2007